[BRIDGEWAY LETTERHEAD]
                                                         Exhibit 77Q3

As of February 28, 2003, an evaluation was performed by the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO") of Bridgeway Fund, Inc. (the "Company") of the effectiveness of the Company's disclosure controls and procedures. Based on that evaluation, the PEO and PFO concluded that, as of February 28, 2003, the Company's disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the Company is made known to the PEO and PFO. There have been no significant changes in the Company's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

I, John Montgomery, certify that:

1.	I have reviewed this report on Form N-SAR of the Company;
2.	Based on my knowledge, this report does not contain any untrue
	statement of a material fact or omit to state a material fact
	necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect
	to the period covered by this report;
3.	Based on my knowledge, the financial information included in this
	report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets of the Company as of, and for, the periods presented in this report;
4.	The Company's other certifying officer and I are responsible for
	establishing and maintaining disclosure controls and procedures
	(as defined in rule 30a-2(c) under the Investment Company Act) for the Company and have:

	a)	designed such disclosure controls and procedures to ensure that
	    material information relating to the Company, is made known to us
	    by others within the Company, particularly during the period in
	    which this report is being prepared;
	b)	evaluated the effectiveness of the registrant's disclosure
	    controls and procedures as of a date within 90 days prior to the
	    filing date of this report (the "Evaluation Date"); and
	c)	presented in this report our conclusions about the effectiveness
	    of the disclosure controls and procedures based on our evaluation
	    as of the Evaluation Date;
5.	The Company's other certifying officer and I have disclosed, based on our most recent evaluation, to the Company's auditors and the audit committee of the Company's board of directors:
	a)	All significant deficiencies in the design or operation of internal
	    controls which could adversely affect the Company's ability to
	    record, process, summarize, and report financial data and have
	    identified for the Company's auditors any material weaknesses in
	    internal controls; and
	b)	Any fraud, whether or not material, that involves management or
	    other employees who have a significant role in the Company's
	    internal controls; and
6.	The Company's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

February 28, 2003


John Montgomery
Director and President
Principal Executive Officer


I, Glen Feagins, certify that:

1.	I have reviewed this report on Form N-SAR of the Company;
2.	Based on my knowledge, this report does not contain any untrue
	statement of a material fact or omit to state a material fact
	necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect
	to the period covered by this report;
3.	Based on my knowledge, the financial information included in this
	report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets of the Company as of, and for, the periods presented in this report;
4.	The Company's other certifying officer and I are responsible for
	establishing and maintaining disclosure controls and procedures
	(as defined in rule 30a-2(c) under the Investment Company Act) for the Company and have:

	a)	designed such disclosure controls and procedures to ensure that
	    material information relating to the Company, is made known to us
	    by others within the Company, particularly during the period in
	    which this report is being prepared;
	b)	evaluated the effectiveness of the registrant's disclosure
	    controls and procedures as of a date within 90 days prior to the
	    filing date of this report (the "Evaluation Date"); and
	c)	presented in this report our conclusions about the effectiveness
	    of the disclosure controls and procedures based on our evaluation
	    as of the Evaluation Date;
5.	The Company's other certifying officer and I have disclosed, based on our most recent evaluation, to the Company's auditors and the audit committee of the Company's board of directors:
	a)	All significant deficiencies in the design or operation of internal
	    controls which could adversely affect the Company's ability to
	    record, process, summarize, and report financial data and have
	    identified for the Company's auditors any material weaknesses in
	    internal controls; and
	b)	Any fraud, whether or not material, that involves management or
	    other employees who have a significant role in the Company's
	    internal controls; and
6.	The Company's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

February 28, 2003


Glen Feagins
Treasurer
Principal Financial Officer